SECURITIES AND EXCHANGE COMMISSION

Washington D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2003

SUNLINK HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-12607	31-0621189
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

900 Circle 75 Parkway Suite 1300, Atlanta, Georgia 30339

(Address of Principal Executive Offices)

770-933-7000

Registrant’s telephone number, including area code

Item 5.    Other Events

On March 24, 2002, SunLink Health Systems, Inc., an Ohio corporation (“SunLink”) announced it has amended and modified its definitive merger agreement to acquire all of the shares of HealthMont, Inc., a Tennessee corporation (“HealthMont”), to, among other things, extend the outside date on which the merger agreement could be terminated without cause by either party. SunLink also agreed to extend a loan of $1.1 million to HealthMont. Additionally, the commitment for a proposed $3 million, 3-year, secured term loan, which SunLink initially arranged with Chatham Investment Fund, LLC, has been modified to allow SunLink to borrow up to $700,000 prior to closing of the merger under a note purchase agreement. Certain documents related to the transactions and the associated Press Release are incorporated herein by reference to SunLink’s filing with the Commission on March 26, 2003 pursuant to Rule 425.

Item 7.    Financial Statements and Exhibits

(c)    Exhibits –

99.1	Press Release, dated March 24, 2003, issued by SunLink Health Systems, Inc.*

99.2	First Amendment to Agreement and Plan of Merger, dated as of March 24, 2003 among SunLink Health Systems, Inc., HM Acquisition Corp. and HealthMont, Inc.*

99.3	Management Agreement, dated as of March 24, 2003 between SunLink Health Systems, Inc., HealthMont, Inc., HealthMont of Georgia, Inc. and HealthMont of Missouri, Inc.*

99.4	Consent to Transaction by Heller HealthCare Finance, Inc. with Waiver of any Defaults dated March 24, 2003.*

99.5	Subordination Agreement by and among SunLink Health Systems, Inc., HealthMont, Inc., HealthMont of Georgia, Inc., HealthMont of Missouri, Inc. and Heller HealthCare Finance, Inc.*

99.6	Loan Agreement, dated as of March 24, 2003 between SunLink Health Systems, Inc. and HealthMont, Inc.*

99.7	Term Loan Note, dated as of March 24, 2003 from HealthMont, Inc. to SunLink Health Systems, Inc.*

99.8	Security Agreement, dated as of March 24, 2003 between HealthMont, Inc. and SunLink Health Systems, Inc.*

99.9	Subsidiary Security Agreement, dated as of March 24, 2003 among HealthMont of Georgia, Inc, HealthMont of Missouri, Inc. and SunLink Health Systems, Inc.*

99.10	Subsidiary Pledge Agreement, dated as of March 24, 2003 between HealthMont, Inc. and SunLink Health Systems, Inc.*

99.11	Subsidiary Guaranty Agreement, as of March 24, 2003 by HealthMont of Georgia, Inc. and HealthMont of Missouri, Inc. in favor of SunLink Health Systems, Inc.*

99.12	Stock Purchase Warrant, dated as of March 24, 2003 from HealthMont, Inc. to SunLink Health Systems, Inc.*

99.13	Registration Rights Agreement, dated as of March 24, 2003 between HealthMont, Inc. and SunLink Health Systems, Inc.*

99.14	Environmental Indemnity Agreement, dated as of March 24, 2003 by HealthMont, Inc., HealthMont of Georgia, Inc., HealthMont of Missouri, Inc. and SunLink Health Systems, Inc.*

99.15	HealthMont, Inc. Subordinated Promissory Note payable to the order of HealthMont of Texas, Inc. in the principal sum of $275,000, dated March 24, 2003.*

99.16	Amended and Restated Non-Competition Agreement and General Release dated March 24, 2003, by and between HealthMont, Inc. and Timothy S. Hill.*

99.17	Consulting Agreement dated March 24, 2003, by and among Timothy S. Hill, HealthMont of Texas, Inc. and HealthMont of Texas I, LLC.*

99.18	First Amendment to Timothy S. Hill Stock Redemption Agreement dated March 24, 2003, by and among HealthMont, Inc., HealthMont of Texas, Inc., HealthMont of Texas I, LLC and Timothy S. Hill.*

99.19	Stock Subscription and Purchase Agreement dated March 24, 2003, by and among HealthMont of Texas, Inc. and certain purchasers.*

99.20	HealthMont of Texas, Inc. Side Letter Agreement regarding investment by certain shareholders in HealthMont of Texas, Inc.*

99.21	Note Purchase Agreement between SunLink Health Systems, Inc. and Chatham Investment Fund I, LLC, dated as of March 24, 2003.*

*  Incorporated by reference to the Company’s Rule 425 filing on March 26, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2003	SunLink Health Systems, Inc. By: /s/ ROBERT M. THORNTON, JR. Robert M. Thornton, Jr. President and Chief Executive Officer